Exhibit 10.16

Second Amendment to Lease

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) dated November 21, 2022, (“Effective Date”) by and between 195 Church Street Associates, LLC, a Connecticut limited liability corporation ("Landlord") and Trevi Therapeutics, Inc. ("Tenant").

WITNESSETH:

WHEREAS, Landlord entered into a certain Indenture of Lease with Tenant dated February 6th, 2013 (the “Original Lease”) and with respect to certain office space located on the 14th floor of the Building comprised of 3,387 rentable square feet (the “Original Premises”).

WHEREAS, Landlord entered into a certain First Amendment to Lease with Tenant dated December 5th, 2017 (the “First Amendment”) and with respect to adding the Expansion Space to the Original Premises for a total Demised Premises of 5,563 rentable square feet (the “14th Floor Premises”) and extending the Term to February 28, 2023 (the “Current Termination Date”).

WHEREAS, Landlord and Tenant wish to amend the Lease with regard to the size and location of the Demised Premises, the Term of the Lease, the fit up amount, the Fixed Rent, and the percentage of total rentable space.

NOW THEREFORE, in consideration of the terms and conditions of the Lease and the mutual covenants contained therein and herein, each of the parties hereto agrees as follows:

1.
All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Lease. The Original Lease, as amended by the First Amendment and this Second Amendment, is hereinafter referred to as the “Lease”.

2.
The Term is hereby extended for a period of five (5) years from the Current Termination Date, unless sooner terminated or otherwise extended in accordance with the terms of the Lease, to February 28, 2028 (the “Extended Term”). Tenant’s obligation to pay Fixed Rent for the Expansion Space (as hereinafter defined) shall commence on the later to occur of (i) completion of all of the Expansion Conditions (as hereinafter defined) or (ii) March 1, 2023 (the “Expansion Space Commencement Date”). Except as otherwise provided in this Second Amendment, the terms and conditions of the Extended Term shall be the same terms and conditions as are set forth in (and are last applicable under) the Original Lease.

As of the Expansion Space Commencement Date and continuing for the remainder of the Extended Term, the “Demised Premises”, as such term is used in the Original Lease, shall include the entirety of the 16th floor of the Building, which Landlord represents is 12,500 rentable square feet measured pursuant to ANSI/BOMA Z65.1-2017 (“BOMA”) and as shown on Exhibit A attached hereto (the “Expansion Space”) (collectively, the “Demised Premises”). Landlord shall deliver to Tenant exclusive possession of the Expansion Space on the Expansion Space Commencement Date in the condition required hereunder. If any portion of the Expansion Space is ready for occupancy prior to the Expansion Space Commencement Date, Tenant will be permitted access to same without being obligated to pay Fixed Rent or any additional rent therefor (except for electric costs as herein limited) until the Expansion Space Commencement Date, but subject to all other terms and covenants of the Lease. Landlord hereby warrants and represents that, as of the Expansion Space Commencement Date (or on such earlier date that Landlord delivers exclusive occupancy of the Expansion Space to Tenant), all of which shall be the “Expansion Conditions”: (a) the Expansion Space shall be vacant, broom-clean and ready for Tenant’s exclusive occupancy; (b) Landlord’s Work (as herein defined) shall be substantially completed such that a final and unconditional certificate of completion permitting lawful occupancy has been duly issued, and such that Tenant may reasonably commence its business operations, subject only to punch list items that do not interfere with Tenant’s business and shall be completed within thirty (30) days of the date of substantial completion; (c) all mechanical, electrical, plumbing, HVAC and life safety equipment and utility systems serving the Expansion Space shall be in good working order; (d) the Demised Premises shall be structurally sound and “water-tight”; (e) Tenant’s access to the Demised Premises shall be reasonably secure and unimpeded; and (f) the Demised Premises shall be in compliance with all applicable laws, codes, statutes, ordinances, guidelines, rules, and regulations. Landlord’s warranties and representations under this Paragraph shall survive the commencement of the Extended Term.

After the Expansion Space Commencement Date, Article 37 shall not be applicable to the 14th Floor Premises and Tenant shall reasonably promptly relocate its personal property to the Demised Premises. If Tenant fails to vacate the 14th Floor Premises within fifteen (15) business days of the Expansion Space Commencement Date, Tenant shall be obligated to continue to pay Rent for such space until it is vacated at the same rate as is required for the 14th Floor Premises in the Lease for the monthly period immediately preceding the Expansion Space Commencement Date. The Renewal Options shall be available at the end of the Extended Term pursuant to compliance with Section 29.01, as amended by this Second Amendment.

3.
Section 1.04 of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:

“Tenant shall have the option to terminate this Lease provided that Tenant shall not at the time of the exercise of the hereinafter described option, be in default of any of the terms, covenants or conditions to be kept and performed on the part of Tenant under this Lease beyond applicable notice and cure periods. Such termination shall be effective on the last day of the thirty sixth (36th) month of the Extended Term (the “Termination Date”). To exercise this option to terminate, Tenant shall provide written notice to Landlord no later than the first day of the thirty-first (31st) month of the Extended Term and such notice shall be accompanied by a sum equal to three (3) months Fixed Rent at the then current rate, which is $90,249.99 and the unamortized Tenant Improvement Allowance of $670,000.00, unamortized brokerage fees (which at the time of signing of this amendment have not been calculated), and all free rent totaling $111,035.00. On or before the Termination Date, Tenant shall surrender possession of the Demised Premises to Landlord; time is of the essence in all respects of Tenant’s obligations under this Section 1.04.”

4.
Landlord shall substantially complete all of the initial alterations and related improvements to the Demised Premises as mutually agreed upon by Landlord and Tenant and necessary for the conduct of Tenant’s business therein (the “Landlord’s Work”).

5.
Landlord, at its sole cost and expense, but subject to the Fit-Up Allowance, shall perform Landlord’s Work so that it is substantially completed on or before the Expansion Space Commencement Date. Landlord’s Work shall be performed by Landlord in a first-class manner as to workmanship, installation and materials. Landlord shall provide Tenant with a fit-up allowance of up to $670,000.00 (“Fit-Up Allowance”), which Fit-Up Allowance shall be used for the hard and soft costs of the Landlord’s Work. Tenant shall, at its sole cost and expense, reimburse Landlord for any costs and expenses associated with Landlord’s Work that exceeds the Fit-Up Allowance. Landlord has stated the Fit-Up Allowance will cover all costs associated with the plans and specifications for Landlord’s Work based on the specifications and finishes within the building, including all fit and finishes and as more particularly described on Exhibit B attached hereto.

Landlord shall, on or before the thirtieth (30th) day following the Effective Date, submit to Tenant for Tenant’s written approval final and complete dimensioned and detailed plans and specifications of partition layouts (including openings), colors, and per Tenant’s furniture plan, including any and all budget information as may be reasonably necessary to determine the budget in connection with Landlord’s Work (such plans and specifications are collectively referred to herein as the “Plans”). Landlord shall submit the Plans to Tenant in form, quality and quantity acceptable for the purposes of filing for a building permit with the Building Department of the City of New Haven, and such plans shall be signed and sealed by an architect licensed in the State of Connecticut. After receipt of the Plans, Tenant shall either approve in writing the Plans or designate by notice to Landlord the specific design or cost changes required to be made to the Plans which would result in its approval of the Plans. Landlord shall cause its architect to make the changes required by Tenant and deliver revised Plans to Tenant for approval within five (5) business days of receipt of Tenant’s notice. This procedure shall be repeated until the Plans are approved in writing by Tenant. The existing mechanicals, electrical circuitry plans, ceiling and lighting shall remain and be modified by Landlord as part of the Landlord’s Work.

6.
Fixed Rent for the Extended Term shall be payable in accordance with the schedule below and the applicable terms of the Lease:

Months	Per Square Foot	Annual Rent	Monthly Rent
1-12	$27.50	$275,000	$22,916.67
		Based on a 10,000 square foot Premises (i.e., free rent of $68,750)
13-24	$28.19	$310,090	$25,840.83

Based on a 11,000 square foot Premises (i.e., free rent of $42,285)
25-36	$28.89	$361,125	$30,093.75
37-48	$29.61	$370,125	$30,843.75
49-60	$30.35	$379,375	$31,614.58

Notwithstanding anything to the contrary in the Lease, in all years of the Extended Term all rents are quoted exclusive of pro rata share of electric costs. Tenant shall be responsible for additional rent for its proportionate share of all electric costs, said share not to exceed $31,250.00 per year.

7.
Effective as of the Expansion Premises Commencement Date, Section 2.03(b) of the Lease shall be deleted in its entirety and replaced with the following:

“Subject to the provisions herein, effective as of the Expansion Space Commencement Date, Tenant shall pay the amount equal to 5.1% (the percentage of total rentable space in the Building leased by Tenant hereunder) of the amount by which Building Operating and real-estate taxes paid or incurred by Landlord during any calendar year during the Extended Term hereof exceed Operating Expenses for the base year. Landlord represents that the total rentable area of the Building measures 245,000 rentable square feet per BOMA. The “base year” shall be the calendar year ending December 31, 2023. Notwithstanding anything to the contrary in the foregoing, Tenant’s pro rata share of electric costs shall not exceed $31,250.00 for each year of the Extended Term and the Additional Renewal Term.”

8.
Effective as of the Expansion Premises Commencement Date, Section 2.04(A)(9) of the Lease shall be deleted in its entirety and replaced with the following:

“Costs (including applicable taxes) for electricity and other utilities provided that Tenant’s pro rata share of electric costs shall not exceed $31,250.00 for any year of the Extended Term.”

9.
Effective as of the Expansion Premises Commencement Date, Section 5.01 of the Lease shall be deleted in its entirety and the following shall be inserted in lieu thereof:

“Landlord shall make its best efforts to provide 25 parking spaces for Tenant’s use in the Connecticut Financial Center parking garage located adjacent and below the Building at current market rates per space and at Tenant’s sole cost. Including in such parking allocation, Landlord shall provide four (4) spaces located on level P2 of said garage. Tenant shall pay for said spaces, at its sole cost and expense, directly to the garage operator.

.

10.
The parties hereto agree that Evan O’Brien of Cushman & Wakefield represents the

Landlord and Robert H. Motley of Cushman & Wakefield represents the Tenant’s interest in negotiations of the Second Amendment and shall be paid by Landlord pursuant to a separate agreement. The parties hereby acknowledge that these brokers/agents are the only parties with any claim to a commission arising out of this transaction and shall indemnify the other for any adverse claims to the contrary.

11.
Effective as of the date hereof, the first and second paragraphs of Section 29.01 of the Lease are hereby deleted in its entirety and replaced with the following:

“Effective as of the Expansion Space Commencement Date, if, immediately prior to the expiration of the Extended Term provided in Article 1, this Lease (for purposes of this Article 29 only, the “Term” is hereinafter called the “Extended Term”) shall be in full force and effect and provided Tenant not less than nine (9) months prior to the expiration of the Extended Term shall have given Landlord written notice of Tenant's interest in renewing this Lease, and upon receipt of such valid notice, the lease term shall be extended for a further term of five (5) years (hereinafter called the "Additional Renewal Term") commencing upon the expiration of the Extended Term and ending on the day preceding the fifth (5th) anniversary of the commencing of the Additional Renewal Term, consistent with the terms of this Lease, as amended, other than Fixed Rent which shall be at the Fair Rental Value as described in the remainder of this Section 29.01 and the base year which shall be the first calendar year of the Additional Renewal Term. ”

12.
Section 29.02 is hereby deleted in its entirety.

13.
Except as modified herein, all terms, covenants, agreements and conditions of the Lease shall remain unchanged. The rights, privileges, duties and obligations of the parties under the Lease shall, except as modified above, remain unchanged and in full force and effect and nothing herein contained shall operate to release Tenant from its obligations under the Lease.

14.
This Second Amendment is an integrated document and all terms and provisions as to the subject matter hereof are embodied herein and shall not be varied.

15.
This Second Amendment may be signed or electronically executed in any number of counterparts. Each executed counterpart shall be deemed an original hereof and all such executed counterparts shall together constitute but one and the same instrument, which instrument shall for all purposes be sufficiently evidenced by any such executed counterpart.

16.
This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that nothing contained herein shall permit any transfer, assignment or sublease, contrary to the provisions of the Lease.

17.
This Second Amendment is made, executed and delivered in the State of Connecticut and it is the specific desire and intention of the parties that it shall in all respects be construed under the laws of the State of Connecticut.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written

LANDLORD: TENANT:

195 CHURCH STREET ASSOCIATES, LLC TREVI THERAPEUTICS, INC.

BY: /s/ Paul Denz_____________________ BY: /s/ Lisa Delfini __________

Name: Paul Denz Name: Lisa Delfini

ITS: Manager ITS: Authorized Signatory

Date: 11/21/2022 Date: 11/21/2022

EXHIBIT A

FLOOR PLAN

EXHIBIT B

PLANS & SPECIFICATIONS

EXISTING WOOD FLOOR RO BE REPURPOSED IF POSSIBLE AT CENTER OF ROOM

1 AD1.01 16th DEMOLITION PLAN
SCALE: 1/8" = 1'-0"

GENERAL NOTES

1. ALL WORK SHALL BE PERFORMED IN A CODE COMPLIANT MANNER. CONTRACTORS SHALL BE RESPONSIBLE FOR PERFORMING THEIR WORK IN STRICT ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE, & LOCAL CODES, REGULATIONS, LAWS, & ORDINANCES.

2. ALL POTENTIAL CODE VIOLATIONS OR DISCREPANCIES SHALL BE REPORTED TO THE ARCHITECT IN WRITING PRIOR TO COMMENCEMENT OF WORK.

3. CONTRACTORS SHALL FAMILIARIZE THEMSELVES WITH THE EXISTING CONDITIONS & THE PROPOSED SCOPE OF WORK PRIOR TO COMMENCEMENT OF WORK. COMMENCEMENT OF WORK SHALL BE CONSIDERED AN ACCEPTANCE OF THESE TERMS.

4. ALL INCORRECT OR SUBSTANDARD WORK SHALL BE CORRECTED BY THE CONTRACTOR AT NO EXPENSE TO THE OWNER.

5. ALL WORK EITHER IMPLIED OR REASONABLY INFERABLE FROM THE CONTRACT DOCUMENTS SHALL BE THE RESPONSIBILITY OF THE CONTRACTOR. ALL DRAWINGS & SPECIFICATIONS ARE DIRECTED TO THE ATTENTION OF THE CONTRACTOR & THE INCLUSION OF ANY WORK BY MENTION, NOTE, DETAIL, ITEMIZATION, OR IMPLICATION, HOWEVER BRIEF, MEANS THAT THE SUBCONTRACTORS SHALL PROVIDE & INSTALL SAME. ALL WORK PERFORMED SHALL INCLUDE ALL APPURTENANCES & APPARATUS NORMALLY DEEMED TO BE A PART OF A COMPLETED PACKAGE WITHIN THE DEFINITIONS OF NORMAL INDUSTRY STANDARDS. PLEASE NOTE THAT ALL WORK MUST COMPLY WITH GSA STDS FOR DEA OFFICES AS PUT FORTH IN USDOJ " GSA SPACE REQUIREMENTS & DESIGN GUIDE PUBLISHED BY THE OFFICE OF ADMINISTRATION FACILITIES MGMT SECTION DATED 2014/3.29

DEMO KEY NOTES

D.4.1	REMOVE EXISTING STUD WALL CONSTRUCTION	D.9.3	REMOVE SUSPENDED CEILINGS (CONCEALED SPLINES, GRID, TILES, ETC.) & CEILING MOUNTED LIGHT FIXTURES
D.6.4	REMOVE EXISTING COUNTERTOP	D.9.4	REMOVE PORTION OF EXISTING STUD WALL CONSTRUCTION WHERE SHOWN FOR NEW DOOR OPENING
D.8.1	REMOVE EXISTING DOOR AND FRAME	D.9.5	REMOVE SINGLE SIDE OF GYPSUM BOARD FOR ACCESS TO PLACE BLOCKING
D.8.2	REMOVE EXISTING WINDOW AND FRAME	D.9.6	REMOVE ONE SIDE OF THE WALL
D.8.3	REMOVE DOOR ONLY, EXISTING FRAME TO REMAIN	D.12.2	REMOVE EXISTING BUILT-IN CABINETRY AND/OR MILLWORK
D.8.4	REMOVE DOOR AND REUSE WHERE REQUIRED	D.15.2	REMOVE EXISTING PLUMBING FIXTURES, SEE PLUMBING DEMOLITION DRAWINGS FOR ADDITIONAL INFORMATION.
D.9.2	REMOVE EXISTING FLOOR FINISH AS WELL AS EXISTING BASE		

DEMOLITION LEGEND

- EXISTING WALL CONSTRUCTION TO REMAIN
- EXISTING WALL CONSTRUCTION TO BE REMOVED
- EXISTING WINDOW TO BE REMOVED
- EXISTING DOOR AND FRAME TO BE REMOVED

KEY PLAN

AREA OF WORK
ELEVATORS
PROJECT NORTH

KENNETH BOROSON ARCHITECTS

THIS PRINT IS THE PROPERTY OF KENNETH BOROSON ARCHITECTS. IT IS LOANED WITH THE EXPRESS AGREEMENT THAT THE DRAWING AND THE INFORMATION CONTAINED THEREIN ARE THE PROPERTY OF KENNETH BOROSON ARCHITECTS AND WILL NOT BE REPRODUCED, COPIED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, AND WILL NOT BE USED IN WHOLE OR IN PART TO ASSIST IN MAKING OR TO REFURNISH ANY INFORMATION FOR MAKING DRAWINGS, PRINTS OR OTHER REPRODUCTIONS THEREOF OR FOR THE MAKING OF APPARATUS OR PARTS THEREOF EXCEPT UPON WRITTEN PERMISSION OF KENNETH BOROSON ARCHITECTS. THE ACCEPTANCE OF THE PRINTS WILL BE CONSTRUED AS AN ACCEPTANCE OF THE FOREGOING AGREEMENT.

PROJECT: TREVI EXPANSION

SCHEMATIC- OPTION 2A

NORTHSIDE DEVELOPMENT COMPANY
195 CHURCH STREET
NEW HAVEN, CT 06510

2015.020 - AM 28	N / A

16th FLOOR DEMOLITION PLAN

As indicated	JBG
FILE	4/26/22

AD1.01

11.7.22 FINAL FOR BUDGETING

KENNETH BOROSON ARCHITECTS

CONFERENCE 5
141 SF
OFFICE 22
144 SF
OFFICE 21
111 SF
OFFICE 20
112 SF
OFFICE 19
121 SF
CONFERENCE RM 4
216 SF
GLASS WALL
OFFICE 18
130 SF
OFFICE 17
126 SF
OFFICE 16
146 SF
OFFICE 15
106 SF
OFFICE 14
110 SF
OPEN WORKSTATIONS
491 SF
OFFICE 23
144 SF
H1
STACKED W/D MICROWAVE
REF
STAFF LOUNGE/ GATHERING AREA
446 SF
PLAM MILLWORK WITH GRANITE / QUARTZ TOPS. FULL TILE BACKSPLASH. BUILT IN MICROWAVES
BUILT IN SEATING
LVT FLOORING- HERRINGBONE PATTERN
WOOD DOORS WITH GLASS PANELS
FULL GLASS DOORS
H2
64 SF
OFFICE 13
114 SF
OFFICE12
133 SF
IT/ STORAGE
140 SF
H-3
66 SF
OFFICE 11
101 SF
OFFICE 10
101 SF
OFFICE 9
120 SF
OFFICE 8
96 SF
CONFERENCE 2
242 SF
OPERABLE PARTITION TO REMAIN- RECOVER
CONFERENCE 3
163 SF
EXISTING MILLWORK TO REMAIN IN CONFERENCE RMS AND IT
RECEPTION
320 SF
CLO
50 SF
OFFICE 4
114 SF
COFFEE STATION- WITH TILE BACKSPLASH - HT TBD
OFFICE 1
108 SF
OFFICE 2
108 SF
OFFICE 3
161 SF
CONFERENCE ROOM 1
335 SF
OPEN WORKSTATIONS
1100 SF
GLASS WALLS
OFFICE 5
219 SF
OFFICE 6
44 SF
OFFICE 7
45 SF
ALIGN
EQ
FA1248
9' - 8"
9' - 9 1/2"
10' - 1"
6' - 10"
10' - 3"
9' - 6"
11' - 11 1/2"
9' - 7"
22' - 4"
10' - 1"
21' - 6"
15' - 4 1/2"
10' - 0"

TREVI- OPTION 2A

1 PROPOSED 16th FLOOR PLAN
A1.01a SCALE: 1/8" = 1'-0"

REFERENCE LIST OF ITEMS STILL REMAINING TO DETAIL FOR QUOTE (10.12.22)

THIS PRINT IS THE PROPERTY OF KENNETH BOROSON ARCHITECTS. IT IS LOANED WITH THE EXPRESS AGREEMENT THAT THE DRAWING AND THE INFORMATION CONTAINED THEREIN ARE THE PROPERTY OF KENNETH BOROSON ARCHITECTS AND WILL NOT BE REPRODUCED, COPIED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, AND WILL NOT BE USED IN WHOLE OR IN PART TO ASSIST IN MAKING OR TO REFURNISH ANY INFORMATION FOR MAKING DRAWINGS, PRINTS OR OTHER REPRODUCTIONS THEREOF OR FOR THE MAKING OF APPARATUS OR PARTS THEREOF EXCEPT UPON WRITTEN PERMISSION OF KENNETH BOROSON ARCHITECTS. THE ACCEPTANCE OF THE PRINTS WILL BE CONSTRUED AS AN ACCEPTANCE OF THE FOREGOING AGREEMENT.

PROJECT: TREVI EXPANSION

SCHEMATIC- OPTION 2A

NORTHSIDE DEVELOPMENT COMPANY
195 CHURCH STREET
NEW HAVEN, CT 06510

2015.020 - AM 28 | N / A

16th FLOOR PROPOSED FLOOR PLAN-TREVI

1/8" = 1'-0" | JBS

FILE | 4/28/22

A1.01a

11.7.22 FINAL FOR BUDGETING

USE WC-2 FOR PRICING- SINGLE WALL ONLY IN RECEPTION
RECEPTION 320 SF
OPEN WORKSTATIONS
STAFF LOUNGE/ GATHERING AREA
CONFERENCE RM 4 216 SF
CONFERENCE ROOM 1 320 SF
GLASS WALL
COFFEE AREA
LVT IN FRONT OF CABINETRY
IT/ STORAGE

1 A1.01b PROPOSED 16th FLOOR FINISH PLAN
SCALE: 1/8" = 1'-0"

LIGHTING

2 PENDANTS AT RECEPTION DESK: VISA LIGHTING- MUSE: # CP6900 OCEAN BLUE (OCBL) OR GRAPHITE SILVER (GSIL)

CONFERENCE ROOM LIGHTING: COOPER LIGHTING JAYLUM J2 UP/DOWN LIGHT FIXTURE LENGTH/ COLOR TBD BASED ON AVAILABILITY WITH AIRPORT CABLING)

2 PENDANTS OVER STAFF AREA ISLAND: VISA LIGHTIN BRIN CP4440 16" DIRECT PENDANT INTERIOR COLOR: OCEAN BLUE (OCBL)/ EXTERIOR OF FIXTURE GRAPHITE SILVER (GSIL)

5 - DRUMS IN STAFF AREA: COOPER- SHAPER SENSE DRUM TRIO (ACOUSTIC LIGHTING) STD DIMMING, LIGHT LEVEL AND COLOR TEMP- RECOMMENDATION NEEDED FROM VENDOR. OVERLAY PATTERN- HEX/ PATTERN COLOR: OPC 529 CHAMPAGNER/ BASE LAYER BL647 KOBALT/ EDGE COLOR:BEB647 KOBALT

WALL FINISH LEGEND

P-1	EGGSHELL (OR SATIN) LATEX PAINT, TWO (2) COATS
P-2	SEMI-GLOSS LATEX ENAMEL PAINT, TWO (2) COATS
P-3	EGGSHELL (OR SATIN) LATEX PAINT, TWO (2) COATS
P-4	EGGSHELL (OR SATIN) LATEX PAINT, TWO (2) COATS
WC-1	WALLCOVERINGS
WC-2	WALLCOVERINGS

CEILING LEGEND

CL-01	2' - 0" X 2' - 0" ACT (NRC RATING .65 or .75)
CL-02	2' 0" X 4' 0" ACT (NRC RATING .65 OR .75
CL-03	OPEN TO STRUCTURE ABOVE
EX	EXISTING TO REMAIN - NEW PADS

KEY

CEILING
WALL FINISH
BASE
FLOOR FINISH

BASE LEGEND

B-1	FOUR INCH (4") RUBBERBASE
B-2	FOUR INCH (4") CERAMIC TILE

FLOOR FINISH LEGEND

CPT 1	COMMERCIAL CARPET FLOORING
CPT 2	COMMERCIAL CARPET FLOORING
LVT	LUXURY VINYL TILE
EX	EXISTING TO REMAIN

FINISH KEY

KEY	ITEM	MFG/ #	SIZE	NOTES
P1	WALL PAINT	BENJAMIN MOORE #671 PEARL RIVER	X	TRIM AND WALLS- ONLY FIELD PAINT IN THE SUITE
P2	DOOR PAINT	BENJAMIN MOORE CW-630 WASHINGTON BLUE	X	REVISED TO BM HC-155 NEWBURYPORT BLUE
P3	PAINT	BENJAMIN MOORE	X	NOT USED
P4	PAINT	BENJAMIN MOORE	X	NOT USED
WC-1	WALLCOVERING	SURFACE MATERIALS FINAL -TBD	54"W	PRICE OUT WALL BEHIND DESK ONLY WITH WC 2 CONF RM
WC-2	WALLCOVERING	SURFACE MATERIALS DENOVO BRIZIO DN2-BRI-15 ARGENTO	54"W	ALL CONF RMS
WC-3	WALLCOVERING	SURFACE MATERIALS DENOVO WINTER SKY DN2-SKY-07 DEEP IN THOUGHT		STAFF AREA- WALLS
WT-2	WALL TILE	DALTILE SUBLIMITY HYPNOTIC MOSAIC	X	ACCENT OVER SINK & AT COFFEE BAR
C-1	CPT TILE	SHAW ARRANGE STERLING SILVER 44515	24X24	QUARTER TURNED
C-2	CPT TILE	SHAW PRESERVE COLOR TBD	24X24	LINEAR LAY
LVT	LUXURY VINYL TILE	SHAW STRAND COLOR PEBBLE #16530	18X36	HERRINGBONE IS STAFF AREA- STRAIGHT LAY AT COFFEE STATION
Q-1	QUARTZ	WILSONART CARRERA SERIES	X	COUNTERTOPS- ISLAND IS OVERSIZED
PLAM-1	PLASTIC LAMINATE	WILSONART PREMIUM MANGOLIA 5012K-14	X	~~BASE CABINETS~~ UPPERS
PLAM-2	PLASTIC LAMINATE	WILSONART 7982-05 BULKA BARK	X	BASE CABINETS ALIGN WOOD GRAIN VERTICALLY

KENNETH BOROSON ARCHITECTS

THIS PRINT IS THE PROPERTY OF KENNETH BOROSON ARCHITECTS. IT IS LOANED WITH THE EXPRESS AGREEMENT THAT THE DRAWING AND THE INFORMATION CONTAINED THEREIN ARE THE PROPERTY OF KENNETH BOROSON ARCHITECTS AND WILL NOT BE REPRODUCED, COPIED OR OTHERWISE DISPOSED OF, DIRECTLY OR INDIRECTLY, AND WILL NOT BE USED IN WHOLE OR IN PART TO ASSIST IN MAKING OR TO REFURNISH ANY INFORMATION FOR MAKING DRAWINGS, PRINTS OR OTHER REPRODUCTIONS THEREOF OR FOR THE MAKING OF APPARATUS OR PARTS THEREOF EXCEPT UPON WRITTEN PERMISSION OF KENNETH BOROSON ARCHITECTS. THE ACCEPTANCE OF THE PRINTS WILL BE CONSTRUED AS AN ACCEPTANCE OF THE FOREGOING AGREEMENT.

PROJECT: TREVI EXPANSION

SCHEMATIC- OPTION 2A

NORTHSIDE DEVELOPMENT COMPANY
195 CHURCH STREET
NEW HAVEN, CT 06510

2015.020 - AM 28 | N / A

16th FLOOR PROPOSED FLOOR FINISH PLAN

As indicated | JBG
FILE | 4/26/22

A1.01b

11.7.22 FINAL FOR BUDGETING

11.7.22

TREVI BUDGET ITEMS
OCTOBER 12,2022
This list is to be used in conjunction with the Demo, Proposed and Finish plan for creating the budget for the lease number.

General:

1. Existing ceiling grid is to be reused where possible with installation of new pads.
2. There will be a reception desk at the main entrance. Return on the desk with be by others. Materials will be finalized but please budget for veneer face, plam worksurface and quartz transactional tops. SEE DETAILS
3. New ceiling tile in the reception and conference rooms as called out
4. Existing doors shall be reused where possible and painted. Test sample shall be painted B/M CW-630 Washington blue for approval by the tenant. New levers shall be purchased with office set function. CHANGED-SEE FINISH KEY
5. Conference room window frames shall remain but also be painted. Newly created conference rooms shall be full glass with chrome or black top and bottom channels
6. Existing wood window frames shall be removed and replaced with metal. Full 8'0"h x 2"w glass sidelights shall be installed adjacent to the doors.
7. Wood floor in reception is requested to be reworked and refinished. OUT
8. Specialty lighting shall be in Reception, Conference rooms and Staff gathering space. Reception shall get mini pendants over the desk and recessed LED throughout the space. Staff are shall have undercounter lighting and 2 small pendants over island, one over the puzzle built in and @ 5 drum type fixtures scattered within the space. The conference room shall be outfitted with Liner fixtures with Direct and Indirect lighting. Exact sizes will need to be confirmed. The balance of the conference rooms shall have recessed LED fixtures. ON FINISH PLAN
9. Tenant is requesting an oversized island. We will need confirmation as to the actual length that can be brought into the space.
10. The operable partition needs to be recovered and any missing parts refurbished.
11. USB outlets requested at the island and at reception.
12. For purposes of Permit docs. Additional Coversheet, egress plan, wall types will be provided. We will also provide Reception desk detailing and kitchenette & coffee areas millwork elevations.

Please let us know where additional info is needed for an accurate number for the build.

WC ON CONF ROOM WALLS/ RECEPTION AREA
WC 2 ON STAFF AREA WALLS

5'6"
FULL SOFFIT @UPPERS
8'-3"
BUILT IN MICROWAVES
TILE BETWEEN UPPERS/ BASE CABINETS
FULL DEPTH SOFFIT ABOVE FRIGES-TYP
36" UPPERS TYPICAL
FULL SOFFIT @ UPPERS
FULL TILE B/S
DW
END PNLS @ FRIDGES
ADA W/KNEE GUARD BELOW
34" ADA HT BASE CABINETS
DOOR DEPTH FP FOR OPENING OF FRIDGES AGAINST WALL

- UNDERCOUNTER LIGHTING - TYP
- SYMMETRICAL CABINET LAYOUT

STAFF / KITCHEN MILLWORK

10"
15"
24"
8"
8"
34"
18
18
24"
18
18
TRASH PULLOUTS
RECYCLING PULLOUTS

STAFF RM- ISLAND

QUARTZ TOP
4" QUARTZ
34"
18
18
24
18
18
TRASH PULLOUT
UC REF

COFFEE AREA

8'-0" (EACH SIDE)
CUSTOM CORNER FILLER- 30" H

30"
18" SH
OPEN FOR STORAGE
6"
18" SD

BUILT-IN

1/2" = 1'-0"

DESK
BY
OTHERS
4'-3"
7'-3"
BACKER FOR TREVI SIGN ALSO
CIRCUIT ETCHED GLASS
SCALE D - INVERSE
PLAM TOP
(TBD)
2'-6"
VENEER
END PNL
3 FORM "SCREEN

RECEPTION DESK

QUARTZ
42"
LINE OF COUNTER
BEYOND
3 FORM
CIRCUIT ETCHED
GLASS
SCALE D
INVERSE
30"
34"
DIRECTION OF VENEER
2'-4"
10'-0"
VENEER FACE
QUARTERED
ZEBRAWOOD
OR FLAT CUT
TEAK
(BROOKSIDE
VENEERS)

4895-9289-7840, v. 9